Income Tax (Tables)	6 Months Ended
Apr. 30, 2024
Income Tax [Absract]
Schedule of Net Taxable Income (Losses) Before Income Taxes and its Provision for Income Taxes	The net taxable income (losses) before income taxes and its provision for income taxes comprised of the following:
	Six Months Ended
	April 30, 2024	April 30, 2023
Loss attributed to the PRC	$(15,887,520)	$(6,332,397)
PRC statutory tax rate	25%	25%
Income tax expense at statutory rate	-	-
PRC tax prepayment	-	20
Income tax expense	$-	$20